                                                                      EXHIBIT 21


                  SUBSIDIARIES OF THE COMPANY

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                                                                                    JURISDICTION OF
NAME                                                              % OWNED            INCORPORATION
--------------------------------------------------------------------------------------------------------
BALKAMP                                                            100.0%               INDIANA
EIS, INC.                                                          100.0%               GEORGIA
GENUINE PARTS COMPANY, LTD                                         100.0%           ALBERTA, CANADA
GENUINE PARTS HOLDINGS, LTD                                        100.0%           ALBERTA, CANADA
GPC MEXICO, S.A. de C.V.                                           100.0%            PUEBLA, MEXICO
GPC TRADING CORPORATION                                            100.0%            VIRGIN ISLANDS
HORIZON USA DATA SUPPLY, INC.                                      100.0%                NEVADA
HUB SUPPLY, INC.                                                   100.0%                KANSAS
JOHNSON INDUSTRIES                                                 100.0%             ATLANTA, GA
L.O.C.O.A. LAMINATING COMPANY OF AMERICA                           100.0%              CALIFORNIA
MANCO TRUCKING                                                     100.0%               ILLINOIS
MJDH HOLDINGS LTD.                                                 100.0%       BRITISH COLUMBIA/CANADA
MOTION INDUSTRIES                                                  100.0%               DELAWARE
MOTION INDUSTRIES (CANADA), INC.                                   100.0%           OTTAWA, ONTARIO
NORWESTRA HOLDINGS                                                 100.0%           ALBERTA, CANADA
NORWESTRA SALES (1992), INC.                                       100.0%       BRITISH COLUMBIA/CANADA
S.P. RICHARDS                                                      100.0%               GEORGIA
SCOTTSDALE TOOL & SUPPLY de MEXICO, S.A. de C.V.                   100.0%      GUADALAJARA, JALISCO - MX
UAP INC.                                                           100.0%            QUEBEC, CANADA
1ST CHOICE AUTO PARTS, INC.                                         51.0%               GEORGIA
A & M PARTS, INC.                                                   51.0%               GEORGIA
ANN ARBOR AUTO SUPPLY, INC.                                         51.0%               GEORGIA
AUTO & TRUCK PARTS OF SANTA FE, INC.                                51.0%               GEORGIA
AUTO PAINT & SUPPLY CO. OF LEXINGTON, INC.                          51.0%               GEORGIA
AUTO PARTS OF CHANUTE INCORPORATED                                  51.0%               GEORGIA
AUTO PARTS OF DAYTONA, INC.                                         51.0%               GEORGIA
AUTO PARTS OF EAST BRUNSWICK, INC.                                  51.0%               GEORGIA
AUTO PARTS OF JUPITER, INC.                                         51.0%               GEORGIA
AUTO PARTS OF PALMDALE, INC.                                        51.0%               GEORGIA
AUTOMOTIVE PARTS OF QUITMAN, INC.                                   70.0%               GEORGIA
BACK BAY AUTO PARTS, INC.                                           51.0%               GEORGIA
BAD AXE AUTO SUPPLY, INC.                                           51.0%               GEORGIA
BAY VIEW AUTO PARTS, INC.                                           70.0%               GEORGIA
BIG HORN AUTO PARTS, INC.                                           51.0%               GEORGIA
BIG TWIN AUTOMOTIVE, INC.                                           70.0%               GEORGIA
BOONE COUNTY AUTOMOTIVE, INC.                                       51.0%               GEORGIA
BROOKINGS AUTO PARTS, INC,                                          51.0%               GEORGIA
C&O AUTO PARTS, INC.                                                51.0%               GEORGIA
CAL-DAVIS AUTO & TRUCK PARTS, INC.                                  51.0%               GEORGIA
CAROLINA LOWCOUNTRY, INC.                                           70.0%               GEORGIA
CAROLINA PIEDMONT CORPORATION                                       51.0%               GEORGIA
CASCADE AUTO & TRUCK SUPPLY, INC.                                   51.0%               GEORGIA
CASS CITY AUTO & TRUCK, INC.                                        70.0%               GEORGIA
CEDAR CITY AUTO PARTS, INC.                                         51.0%               GEORGIA
CENTRAL NEBRASKA SUPPLY CO.                                         51.0%               GEORGIA
CEREAL CITY AUTO PARTS, INC.                                        51.0%               GEORGIA
CHEMUNG RIVER AUTO SUPPLY, INC.                                     51.0%               GEORGIA
CLINTON COUNTY AUTO SUPPLY, INC.                                    51.0%               GEORGIA
COCHISE AUTO PARTS, INC.                                            51.0%               GEORGIA
COLORADO MOTOR PARTS, INC.                                          51.0%               GEORGIA
CORNERSTONE AUTOMOTIVE PRODUCTS, INC.                               51.0%               GEORGIA
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

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

                                                                                    JURISDICTION OF
NAME                                                              % OWNED            INCORPORATION
--------------------------------------------------------------------------------------------------------
CRESWELL AUTO & TRUCK SUPPLY, INC.                                  51.0%               GEORGIA
CROSS TIMBERS AUTO SUPPLY, INC.                                     51.0%               GEORGIA
CRYSTAL RIVER AUTO PARTS, INC.                                      51.0%               GEORGIA
DALTON AUTO, TRUCK, AND INDUSTRIAL PARTS, INC.                      70.0%               GEORGIA
DIAMOND G AUTO PARTS OF BEAUMONT, INC.                              51.0%               GEORGIA
EAST TENN AUTOMOTIVE SUPPLY, INC.                                   51.0%               GEORGIA
ELKTON AUTO SUPPLY, INC.                                            51.0%               GEORGIA
EMERALD VALLEY AUTO PARTS, INC.                                     51.0%               GEORGIA
FAIRFIELD AUTOMOTIVE SUPPLY, INC.                                   51.0%               GEORGIA
FIRST CLASS AUTO PARTS, INC.                                        70.0%               GEORGIA
FIRST PARTS OF MOUNT AIRY, INC.                                     70.0%               GEORGIA
FIRST SETTLEMENT AUTOMOTIVE, INC.                                   51.0%               GEORGIA
FOOTHILLS AUTO SUPPLY, INC.                                         51.0%               GEORGIA
GAINESVILLE AUTO SUPPLY, INC.                                       51.0%               GEORGIA
GATEWAY AUTO PARTS, INC.                                            51.0%               GEORGIA
GILA AUTOMOTIVE SUPPLY, INC.                                        51.0%               GEORGIA
GOLD STREAM AUTO PARTS, INC.                                        51.0%               GEORGIA
GRAND CANYON AUTO SUPPLY, INC.                                      51.0%               GEORGIA
GRAND PRAIRIE AUTO SUPPLY, INC.                                     70.0%               GEORGIA
GRANTS TRUCK & AUTO SUPPLY, INC.                                    51.0%               GEORGIA
GRANTSVILLE AUTO PARTS, INC.                                        51.0%               GEORGIA
GREENE COUNTRY AUTO PARTS, INC.                                     51.0%               GEORGIA
GRIMM MANAGEMENT RESOURCES, INC.                                    51.0%               GEORGIA
GROUNDHOG AUTO PARTS, INC.                                          51.0%               GEORGIA
HANFORD AUTO & TRUCK PARTS, INC.                                    51.0%               GEORGIA
HERTFORD COUNTY AUTO PARTS, INC.                                    51.0%               GEORGIA
HOOD CANAL AUTO PARTS, INC.                                         51.0%               GEORGIA
HOUGHTON LAKE AUTO SUPPLY, INC.                                     51.0%               GEORGIA
HUNTINGTON - WHITLEY AUTO PARTS, INC.                               51.0%               GEORGIA
KENT-KANGLEY AUTO PARTS, INC.                                       51.0%               GEORGIA
KEYSTONE CENTRAL AUTO PARTS, INC.                                   51.0%               GEORGIA
KOLKON AUTO PARTS, INC.                                             51.0%               GEORGIA
LABELLE AUTO AND TRUCK SUPPLY, INC.                                 51.0%               GEORGIA
LAKE CITY AUTO PARTS, INC.                                          51.0%               GEORGIA
LAKE COUNTY AUTOMOTIVE, INC.                                        51.0%               GEORGIA
LAUDERDALE COUNTY SUPPLY, INC.                                      51.0%               GEORGIA
LIVONIA AUTO SUPPLY, INC.                                           51.0%               GEORGIA
LODI AUTOMOTIVE SUPPLY, INC.                                        51.0%               GEORGIA
LONGLAND CORP.                                                      51.0%               GEORGIA
LOUISVILLE AUTO SUPPLY, INC.                                        51.0%               GEORGIA
MARION AUTO SUPPLY, INC.                                            51.0%               GEORGIA
MARION AUTOMOTIVE PARTS, INCORPORATED                               51.0%               GEORGIA
McMINN COUNTY AUTOMOTIVE, INC.                                      51.0%               GEORGIA
MIDDLETON AUTO & TRUCK PARTS, INC.                                  51.0%               GEORGIA
MIDLAND AUTO AND TRUCK SUPPLY, INC.                                 70.0%               GEORGIA
MIDLAND AUTO PARTS CORPORATION                                      51.0%               GEORGIA
MODESTO AUTO AND TRUCK PARTS, INC.                                  51.0%               GEORGIA
MOTOR INNOVATIONS, INC.                                             51.0%               GEORGIA
N. V. AUTOMOTIVE SUPPLY, INC.                                       51.0%               GEORGIA
NORTHWEST AUTO PARTS, INC                                           51.0%               GEORGIA
OSCODA AUTO AND TRUCK PARTS, INC.                                   51.0%               GEORGIA
OVERTON COUNTY PARTS CENTER, INC.                                   51.0%               GEORGIA
PARADISE AUTO PARTS, INC.                                           51.0%               GEORGIA
PARTS & COMPANY OF SELMA, INC.                                      51.0%               GEORGIA
PARTS CONNECTION, INC.                                              70.0%               GEORGIA
PARTS OF COLUMBUS, INC.                                             51.0%               GEORGIA
PARTS OF HILLSVILLE, INC.                                           70.0%               GEORGIA
PARTS UNLIMITED, INC.                                               51.0%               GEORGIA
PAYETTE RIVER PARTS CORP.                                           51.0%               GEORGIA
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

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

                                                                                    JURISDICTION OF
NAME                                                              % OWNED            INCORPORATION
--------------------------------------------------------------------------------------------------------
PENINSULA PARTS COMPANY                                             51.0%               GEORGIA
POLYCO CORPORATION                                                  70.0%               GEORGIA
POTAMAC CREEK AUTO SUPPLY, INC                                      51.0%               GEORGIA
PRAIRIE HILLS CORP.                                                 51.0%               GEORGIA
PRO CHOICE AUTOMOTIVE, INC.                                         51.0%               GEORGIA
PUEBLO AUTOMOTIVE, INC.                                             51.0%               GEORGIA
QUALITY AUTO PARTS OF LOS LUNAS, INCORPORATED                       51.0%               GEORGIA
RHINELANDER AUTO PARTS, INC.                                        51.0%               GEORGIA
RIGBY AUTO SUPPLY, INC.                                             51.0%               GEORGIA
RIO VERDE AUTO PARTS, INC.                                          51.0%               GEORGIA
RKKC, INC.                                                          51.0%               GEORGIA
ROSEBURG AUTO & TRUCK SUPPLY, INC.                                  51.0%               GEORGIA
SAN JOAQUIN PARTS CORPORATION, INC.                                 51.0%               GEORGIA
SANILAC AUTO AND TRUCK PARTS, INC.                                  51.0%               GEORGIA
SEASIDE AUTO PARTS, INC.                                            51.0%               GEORGIA
SEQUOIA AUTO & TRUCK PARTS, INC.                                    51.0%               GEORGIA
SERVICE FIRST AUTO, INC.                                            51.0%               GEORGIA
SMITHFIELD AUTO PARTS, INC.                                         70.0%               GEORGIA
SOUTH BURLINGTON AUTO PARTS, INC.                                   51.0%               GEORGIA
SOUTH BURLINTON AUTO PARTS, INC.                                    51.0%               GEORGIA
SOUTHERN INDIANA PARTS, INC.                                        51.0%               GEORGIA
SPANISH FORK AUTO SUPPLY, INC.                                      51.0%               GEORGIA
STANDARD MOTOR PARTS OF REIDSVILLE, INC.                            51.0%               GEORGIA
SUGAR RIVER AUTO PARTS, INC.                                        51.0%               GEORGIA
SUMNER AUTO & TRUCK, INC.                                           51.0%               GEORGIA
SUN VALLEY AUTO PARTS, INC.                                         51.0%               GEORGIA
TERREBONNE PARISH AUTO PARTS, INC.                                  51.0%               GEORGIA
THE FLOWERS COMPANY                                                 51.0%            NORTH CAROLINA
THE PARTS HOUSE, INC.                                               51.0%               GEORGIA
THE PARTS STORE, INC.                                               51.0%               GEORGIA
THE ROCK PARTS CO.                                                  70.0%               GEORGIA
THE WILBUR GROUP, INC.                                              51.0%               GEORGIA
TNT SUPPLY, INC.                                                    51.0%               GEORGIA
TRI-MOUNT, INC.                                                     70.0%               GEORGIA
UNION COUNTY AUTO PARTS, INC.                                       51.0%               GEORGIA
VICKSBURG AUTOMOTIVE,INC.                                           51.0%               GEORGIA
WARRICK AUTOMOTIVE SUPPLY, INC.                                     51.0%               GEORGIA
WATSONVILLE AUTO SUPPLY, INC.                                       51.0%               GEORGIA
WEST MARION COUNTY AUTO PARTS AND ACCESSORIES, INC.                 70.0%               GEORGIA
WEST MONROE AUTO PARTS, INC.                                        51.0%               GEORGIA
WEST VOLUSIA AUTO SUPPLY, INC.                                      51.0%               GEORGIA
WHITE COUNTY AUTO SUPPLY, INC.                                      51.0%               GEORGIA
WHITNEY POINT UNIT PARTS, INC.                                      51.0%               GEORGIA
WILMINGTON AUTOMOTIVE SUPPLY, INC.                                  51.0%               GEORGIA
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